SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2003

INTERCEPT, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press release dated August 11, 2003.

99.2	Slide show presentation from InterCept analyst conference on August 11, 2003.

99.3	Transcript of InterCept analyst conference on August 11, 2003.

Item 12. Results of Operations and Financial Condition

On August 11, 2003, InterCept, Inc. (Nasdaq: ICPT) issued a press release regarding its earnings for the three and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Also on that day, InterCept held a meeting with analysts and investors to discuss operations and earnings. The full text of the slide show presentation from the meeting is set forth in Exhibit 99.2 hereto. The full text of the transcript of the presentation from the meeting is set forth in Exhibit 99.3 hereto. Pursuant to General Instruction B.6 of Form 8-K, these exhibits are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but are instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

By:	/s/ Scott R. Meyerhoff
Scott R. Meyerhoff
Chief Financial Officer

Dated: August 18, 2003

EXHIBIT INDEX

Exhibit

99.1	Press release dated August 11, 2003.

99.2	Slide show presentation from InterCept analyst conference on August 11, 2003.

99.3	Transcript of InterCept analyst conference on August 11, 2003.